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                                                                   Exhibit 10.3

                              FOURTH AMENDMENT TO
             SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


     This Fourth Amendment to Second Amended and Restated Revolving Credit Agreement ("Amendment") is made as of July 12, 1996 by and among FIRST INDUSTRIAL, L.P., a Delaware limited partnership ("FILP"), FIRST INDUSTRIAL PENNSYLVANIA, L.P., a Delaware limited partnership ("FILP-PA"; FILP and FILP-PA are sometimes collectively referred to herein as "Borrower"), FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland corporation ("General Partner"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago"), in First Chicago's capacity as a Lender (as defined in the Credit Agreement described below), UNION BANK OF SWITZERLAND, NEW YORK BRANCH ("UBS"), SOCIETE GENERALE, SOUTHWEST AGENCY ("Societe Generale"), COMERICA ("Comerica"), THE NORTHERN TRUST COMPANY ("Northern Trust"), SIGNET BANK/VIRGINIA ("Signet"), and BHF-BANK AKTIENGESELLSCHAFT (formerly known as Berliner Handles-und Frankfurter Bank, New York Branch) ("BHF"), and First Chicago, as Agent ("Agent") for the Lenders (as defined in the Credit Agreement described below).

                                    RECITALS

     A. First Chicago, UBS, Societe Generale, Comerica, NBD Bank ("NBD"), Signet, Borrower, General Partner and Agent entered into a Second Amended and Restated Revolving Credit Agreement dated as of May 12, 1995, as amended by (i) a First Amendment to Second Amended and Restated Revolving Credit Agreement dated as of June 12, 1995 (which amendment, among other things, added BHF as a "Lender"), (ii) a Second Amendment to Second Amended and Restated Revolving Credit Agreement dated as of October 31, 1995, and (iii) a Third Amendment to Second Amended and Restated Revolving Credit Agreement dated as of December 27, 1995 (collectively, the "Credit Agreement"). All capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

     B. Pursuant to an Assignment Agreement dated as of June 11, 1996 NBD assigned to Northern Trust all of NBD's right, title, interest and obligations under the Facility, the Credit Agreement and the other Loan Documents.

     C. The parties to the Credit Agreement now desire to amend certain terms contained in the Credit Agreement, all as more particularly set forth below.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENTS

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     1. The foregoing Recitals and Exhibits to this Amendment hereby are incorporated into and made a part of this Amendment.

     2. The reference to "two percent (2.0%)" contained in the definition of "Adjusted LIBOR Rate" (as set forth in Section 1.1 of the Credit Agreement) is hereby deleted from the Credit Agreement, and the percentage "one and seventy-five one hundredths percent (1.75%)" is substituted in lieu thereof.

     3. The definition of "Commitment Fee" (as set forth in Section 1.1 of the Credit Agreement) is hereby deleted from the Credit Agreement, and the following is hereby substituted in lieu thereof:

           "'Commitment Fee' means a fee payable quarterly in arrears by Borrower to the Lenders in accordance with Section 2.4(b) hereof accruing at a rate equal to one-quarter of one percent (0.25%) per annum on the average available but unborrowed portion of the Aggregate Commitment (subject, however, to the provisions of Section 5.3 hereof) and calculated at the end of each calendar quarter based on the average available but unborrowed portion of the Aggregate Commitment for such quarter. If any Commitment Fee is payable for any quarter where a Defaulting Lender was in existence for all or a portion of such quarter, then such Commitment Fee shall be calculated as if the Defaulting Lender had made disbursements of its Percentage of all Advances requested by the Borrower (and approved by the Lenders) during such quarter."

     4. The definition of "Implied Capitalization Value" (as set forth in
Section 1.1 of the Credit Agreement) is hereby deleted from the Credit Agreement, and the following is hereby substituted in lieu thereof:

           "'Implied Capitalization Value' means for any Person for any quarter, the sum of (i) the quotient of (x) the Adjusted EBITDA for such Person during such quarter (which Adjusted EBITDA shall be annualized as described in the definition of "Funds From Operations", but shall exclude any Adjusted EBITDA attributable to Preleased Assets Under Development), and (y) the then most recent "Average Residual Cap Rate for National Industrial Markets", as published in the Korpacz Real Estate Investor Survey, plus (ii) an amount equal to fifty percent (50%) of the Book
      Value (as defined in the definition of "Preleased Assets Under Development") of all Preleased Assets Under Development, provided that in no event shall the aggregate amount added to Implied Capitalization Value pursuant to this clause (ii) exceed $50,000,000. For purposes of computing the Implied Capitalization Value, (A) Adjusted EBITDA may be increased
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      from quarter to quarter by the amount of net cash flow from new leases of space at the Properties approved by Agent (where such net cash flow has not then been included in EBITDA) which have a minimum term of one year, and (B) properties which either (i) were acquired during the quarter and/or (ii) were previously assets under development under GAAP but which have been completed during the quarter and have at least some tenants in possession of the respective leased spaces and conducting business operations therein each will be included in the calculation of Implied Capitalization Value using Pro Forma EBITDA for the quarter, so long as a "new acquisition/opening summary" form is submitted to, and approved by, Agent for each new acquisition or newly-opened property during such quarter. In no event shall the "Residual Cap Rate for Industrial
      Markets" used to calculate the Implied Capitalization Value be less than 9% or greater than 10.5%."

     5. The reference to "one hundred fifty percent (150%)" contained in clause
(a)(ii) of the definition of "Implied Debt Service Coverage Amount" (as set forth in Section 1.1 of the Credit Agreement) is hereby deleted from the Credit Agreement, and the percentage "one hundred forty percent (140%)" is substituted in lieu thereof.

     6. The following definition is hereby added to Section 1.1 of the Credit
Agreement:

           "'Preleased Assets Under Development' means, as of any date of determination, any bulk warehouse or light industrial property owned by Borrower or any of their respective Subsidiaries which (i) is under construction and then treated as an asset under development under GAAP, and (ii) has, as of such date, at least fifty percent (50%) of its projected total rentable area leased at market rates to third party tenants similar to those at Borrower's other properties, both such land and improvements under construction to be valued for purposes of this Agreement at then-current book value, as determined in accordance with GAAP ("Book Value"); provided, however, in no event shall Preleased Assets Under Development include any property for more than 270 days from the date such Property is initially so designated under GAAP."

     7. Section 9.5 of the Credit Agreement is hereby amended by deleting the "." and the end of such section and inserting the following in lieu thereof:
"; provided, however, that for purposes of computing the foregoing ratio "EBITDA" shall not be calculated using Pro Forma EBITDA as a component thereof.".


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     8. The text of Section 9.9 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

           "At any time during the term of the Facility, permit the Consolidated Operating Partnership to maintain a Market Value Net Worth of less than the sum of (i) $350,000,000, plus (ii) seventy-five (75%) of the aggregate proceeds received by Borrower and/or General Partner, as the case may be (net of customary related fees and expenses), in connection with any offering of (x) partnership interests of Borrower and/or (y) stock or other equity interests in General Partner which occurs after the date of the Fourth Amendment to this Agreement."

     9. The reference to the number ".160" set forth in Section 9.12 of the Credit Agreement is hereby deleted, and the number ".150" is substituted in lieu thereof.

     10. The following is hereby added as the last sentence of Section 13.3.1 of the Credit Agreement:

      "An assignment fee of $3,500 will be paid to Agent by each assignee at the time of each assignment."

     11. All of the obligations of the parties to the Credit Agreement, as amended hereby, are hereby ratified and confirmed. All references in the Loan Documents to the "Credit Agreement" or the "Revolving Credit Agreement" henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.

     12. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be effective when it has been executed by Borrower, General Partner, Agent, and the Lenders and each party has notified Agent by telecopy or telephone that it has taken such action.

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     IN WITNESS WHEREOF, the Borrower, General Partner, First Chicago, UBS,
Societe Generale, Comerica, Northern Trust, Signet, BHF and Agent have executed this Amendment as of the date first above written.

                                   FIRST INDUSTRIAL, L.P.


                                   By:  First Industrial Realty Trust,
                                   Inc., its general partner


                                   By:     Michael J. Havala
                                      -----------------------------------------
                                   Title:  CFO
                                         --------------------------------------



                                    FIRST INDUSTRIAL PENNSYLVANIA, L.P.


                                    By:  First Industrial Pennsylvania
                                         Corporation, its general partner


                                    By:     Michael J. Havala
                                        ---------------------------------------
                                    Title:  CFO
                                           ------------------------------------


                                    FIRST INDUSTRIAL REALTY TRUST, INC., as
                                    Guarantor and as General Partner


                                     By:          Michael J. Havala
                                        ---------------------------------------
                                     Title:       CFO
                                           ------------------------------------

                                     THE FIRST NATIONAL BANK OF CHICAGO, as
                                     Lender


                                     By:     Rebecca McCloskey
                                        --------------------------------------
                                     Title:  Vice President
                                           -----------------------------------





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                                    UNION BANK OF SWITZERLAND, NEW YORK BRANCH


                                     By: Signature
                                        ---------------------------------------
                                     Title:  Vice President
                                           ------------------------------------
                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------


                                     SOCIETE GENERALE, SOUTHWEST AGENCY

                                     By: Signature
                                        ---------------------------------------
                                     Title:  Vice President
                                           ------------------------------------


                                     COMERICA

                                     By: Signature
                                        ---------------------------------------
                                     Title:  Vice President
                                           ------------------------------------


                                     THE NORTHERN TRUST COMPANY

                                     By: Signature
                                        ---------------------------------------
                                     Title:  Vice President
                                           ------------------------------------


                                     SIGNET BANK/VIRGINIA


                                     By: Signature
                                        ---------------------------------------
                                     Title:  Vice President
                                           ------------------------------------

                                     BHF-BANK AKTIENGESELLSCHAFT

                                     By: Signature
                                        ---------------------------------------
                                     Title:  Vice President
                                           ------------------------------------